Exhibit (m)(1): Calculations of Illustrations for Succession Select

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1


I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 134% x $71,199.85
                       = $1,000,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 57,714.17
+ Annual Premium*                                      $ 17,000.00
- Premium Expense Charge**                             $    850.00
- Monthly Deduction***                                 $  1,251.86
- Mortality & Expense Charge****                       $    658.67
+ Hypothetical Rate of Return*****                     $   (753.78)
                                                       -----------
=                                                      $    71,200 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                               COI
-----                             --------
1                                 $  34.28
2                                 $  34.28
3                                 $  34.29
4                                 $  34.30
5                                 $  34.31
6                                 $  34.32
7                                 $  34.33
8                                 $  34.33
9                                 $  34.34
10                                $  34.35
11                                $  34.36
12                                $  34.37
Total                             $ 411.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:



Month                                 Interest
-----                                ----------
1                                    $  (63.87)
2                                    $  (63.68)
3                                    $  (63.49)
4                                    $  (63.29)
5                                    $  (63.10)
6                                    $  (62.91)
7                                    $  (62.72)
8                                    $  (62.53)
9                                    $  (62.33)
10                                   $  (62.14)
11                                   $  (61.95)
12                                   $  (61.76)
Total                                $ (753.78)


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                     $ 71,199.85
- Year 5 Surrender Charge               $ 18,694.85
                                        -----------
=                                       $    52,505  (rounded to the nearest dollar)



II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 134% x $85,418.30
                       = $1,000,000

POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 67,151.92
+ Annual Premium*                                      $ 17,000.00
- Premium Expense Charge**                             $    850.00
- Monthly Deduction***                                 $  1,246.68
- Mortality & Expense Charge****                       $    743.70
+ Hypothetical Rate of Return*****                     $  4,106.77
                                                       -----------
=                                                      $    85,418 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                          COI
-----                        --------
1                            $  33.93
2                            $  33.92
3                            $  33.91
4                            $  33.91
5                            $  33.90
6                            $  33.89
7                            $  33.89
8                            $  33.88
9                            $  33.87
10                           $  33.87
11                           $  33.86
12                           $  33.85
Total                        $ 406.68



**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month                       Interest
-----                      ----------
1                          $   338.31
2                          $   339.02
3                          $   339.72
4                          $   340.43
5                          $   341.15
6                          $   341.86
7                          $   342.58
8                          $   343.30
9                          $   344.02
10                         $   344.74
11                         $   345.46
12                         $   346.19
Total                      $ 4,106.77


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                    $ 85,418.30
- Year 5 Surrender Charge              $ 18,694.85
                                       -----------
=                                      $    66,723 (rounded to the nearest dollar)



III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 134% x $102,079.80
                       = $1,000,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                     $ 77,778.64
+ Annual Premium*                                     $ 17,000.00
- Premium Expense Charge**                            $    850.00
- Monthly Deduction***                                $  1,240.74
- Mortality & Expense Charge****                      $    839.39
+ Hypothetical Rate of Return*****                    $ 10,231.29
                                                      -----------
=                                                     $   102,080  (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                               COI
-----                             --------
1                                 $  33.53
2                                 $  33.51
3                                 $  33.48
4                                 $  33.46
5                                 $  33.43
6                                 $  33.41
7                                 $  33.38
8                                 $  33.36
9                                 $  33.33
10                                $  33.31
11                                $  33.28
12                                $  33.26
Total                             $ 400.74



**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:



Month                                Interest
-----                              -----------
1                                  $    820.51
2                                  $    826.18
3                                  $    831.91
4                                  $    837.69
5                                  $    843.50
6                                  $    849.37
7                                  $    855.29
8                                  $    861.25
9                                  $    867.26
10                                 $    873.32
11                                 $    879.43
12                                 $    885.58
Total                              $ 10,231.29

CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                             $ 102,079.80
- Year 5 Surrender Charge                       $  18,694.85
                                                ------------
=                                               $     83,385  (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2


I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 134% x $69,433.01
                       = $1,000,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 56,413.40
+ Annual Premium*                                      $ 17,000.00
- Premium Expense Charge**                             $    850.00
- Monthly Deduction***                                 $  1,748.24
- Mortality & Expense Charge****                       $    644.53
+ Hypothetical Rate of Return*****                     $   (737.62)
                                                       -----------
=                                                      $    69,433 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                                       COI
-----                                    --------
1                                        $  55.60
2                                        $  55.62
3                                        $  55.63

4                                        $  55.65
5                                        $  55.66
6                                        $  55.68
7                                        $  55.69
8                                        $  55.71
9                                        $  55.73
10                                       $  55.74
11                                       $  55.76
12                                       $  55.77
Total                                    $ 668.24


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:



Month                                            Interest
-----                                           ----------
1                                               $  (62.72)
2                                               $  (62.49)
3                                               $  (62.26)
4                                               $  (62.04)
5                                               $  (61.80)
6                                               $  (61.58)
7                                               $  (61.35)
8                                               $  (61.13)
9                                               $  (60.90)
10                                              $  (60.68)
11                                              $  (60.46)
12                                              $  (60.22)
Total                                           $ (737.62)


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                         $ 69,433.01
- Year 5 Surrender Charge                   $ 18,694.85
                                            -----------
=                                           $    50,738  (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 134% x $83,405.06
                       = $1,000,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 65,701.81
+ Annual Premium*                                      $ 17,000.00
- Premium Expense Charge**                             $    850.00
- Monthly Deduction***                                 $  1,739.99
- Mortality & Expense Charge****                       $    728.24
+ Hypothetical Rate of Return*****                     $  4,021.48
                                                       -----------
=                                                      $    83,405 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.


*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                                    COI
-----                                  --------
1                                      $  55.04
2                                      $  55.03
3                                      $  55.03
4                                      $  55.02
5                                      $  55.01
6                                      $  55.00
7                                      $  55.00
8                                      $  54.99
9                                      $  54.98
10                                     $  54.97
11                                     $  54.96
12                                     $  54.96
Total                                  $ 659.99

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:



Month                                   Interest
-----                                  ----------
1                                      $   332.25
2                                      $   332.77
3                                      $   333.28
4                                      $   333.81
5                                      $   334.32
6                                      $   334.85
7                                      $   335.37
8                                      $   335.90
9                                      $   336.43
10                                     $   336.96
11                                     $   337.50
12                                     $   338.03
Total                                  $ 4,021.48


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                           $ 83,405.06
- Year 5 Surrender Charge                     $ 18,694.85
                                              -----------
=                                             $    64,710 (rounded to the nearest dollar)



III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.



Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $1,000,000 or 134% x $99,787.64
                       = $1,000,000

POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                     $ 76,165.07
+ Annual Premium*                                     $ 17,000.00
- Premium Expense Charge**                            $    850.00
- Monthly Deduction***                                $  1,730.51
- Mortality & Expense Charge****                      $    822.52
+ Hypothetical Rate of Return*****                    $ 10,025.59
                                                      -----------
=                                                     $    99,788 (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                                   COI
-----                                --------
1                                    $  54.41
2                                    $  54.38
3                                    $  54.34
4                                    $  54.30
5                                    $  54.27
6                                    $  54.23
7                                    $  54.19
8                                    $  54.15
9                                    $  54.12
10                                   $  54.08
11                                   $  54.04
12                                   $  54.00
Total                                $ 650.51


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:



Month                          Interest
-----                        -----------
1                            $    806.04
2                            $    811.25
3                            $    816.50
4                            $    821.79

5                            $    827.12
6                            $    832.50
7                            $    837.92
8                            $    843.38
9                            $    848.90
10                           $    854.45
11                           $    860.05
12                           $    865.69
Total                        $ 10,025.59


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                           $ 99,787.64
- Year 5 Surrender Charge                     $ 18,694.85
                                              -----------
=                                             $    81,093 (rounded to the nearest dollar)